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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event Reported): June 2, 2005

                             BLUE COAT SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

             Delaware                 000-28139             91-1715963
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   (State or Other Jurisdiction      (Commission         (I.R.S. Employer
        of Incorporation)            File Number)      Identification Number)

                               650 Almanor Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
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        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


On June 2, 2005, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended April 30, 2005. A copy of the press release is attached as Exhibit 99.1. On June 2, 2005, in connection with the issuance of the press release, the Company will hold a conference call to discuss the press release.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)    Exhibits.

99.1 Press Release of Blue Coat Systems, Inc., dated June 2, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUE COAT SYSTEMS, INC.


DATE:  June 2, 2005                        By:  /s/  Kevin S. Royal
                                                --------------------------------
                                                Kevin S. Royal
                                                Sr. Vice President,
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)

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                                INDEX TO EXHIBITS

Exhibit Number                             Description
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     99.1        Press Release of Blue Coat Systems, Inc., dated June 2, 2005.